April 24, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS - Dreyfus Connecticut Fund (the “Fund”)

Supplement to Prospectus dated December 15, 2008

The following information supersedes and replaces any contrary information contained in the section of the Fund’s prospectus entitled “Management – Investment adviser”:

James P. Welch has been the primary portfolio manager of the Dreyfus Connecticut Fund since November 2001. Mr. Welch is a portfolio manager for Standish Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Welch manages a number of other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since October 2001.